SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): June 17, 1998






                              TRANSIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)



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          Florida                     33-30123-A             59-2576629
(State or Other Jurisdiction of  (Commission File No.)    (IRS Employer
 Incorporation or Organization)                           Identification No.)
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                             2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
          (Address of Principal Executive Offices, Including Zip Code)
                                 (770) 444-0240
              (Registrant's Telephone Number, Including Area Code)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

            On June 17, 1998, Transit Group, Inc. ("Transit Group") consummated the acquisition of K. J. Transportation, Inc., a New York corporation ("K.J."), and its affiliate, J&L Truck Leasing of Farmington, Inc., a New York corporation ("J&L"). Pursuant to an Agreement and Plan of Reorganization, a wholly-owned New York subsidiary of Transit Group ("Newco") was merged with K.J. in a forward triangular merger, with Newco remaining as the surviving corporation of the merger. Upon consummation of the merger, all of the outstanding common stock of K.J. was exchanged for $3.0 million in cash and 878,689 shares of Transit Group common stock. In addition, Transit Group agreed to issue up to 270,512 additional shares of Transit Group common stock to the former K.J. stockholders if specified financial objectives are met for the period of July 1, 1998 through June 30, 1999. Pursuant to a separate Stock Purchase Agreement, Transit Group acquired all of the outstanding common stock of J&L for $500,000.

            K.J., a privately held carrier based in Farmington, New York, provides truckload and freight brokerage services, logistics and dedicated transportation services. J&L, also based in Farmington, New York, provides truck leasing services.

            Transit Group, headquartered in Atlanta, Georgia, is a holding company in the business of acquiring and consolidating short-, medium- and long-haul trucking companies.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Business Acquired

            At the present time, it is impractical to provide the required financial statements for K.J. relative to its acquisition as required by
Article 11 of Regulation S-X and this Item 7 of Form 8-K. Transit Group will file such financial statements under cover of a Form 8-K/A as soon as practicable, but not later than August 31, 1998 (60 days after this Report is required to be filed).

            (b)   Pro Forma Financial Information

            At the present time, it is impractical to provide the pro forma financial information relative to the K.J. acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Transit Group will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than August 31, 1998 (60 days after this Report is required to be filed).

            (c)   Exhibits

            2.1 Agreement and Plan of Reorganization dated June 16, 1998, by and among Transit Group, K.J., Kent L. Johnson, Patricia H. Johnson and certain other individual sellers listed therein.

            99.1  Press Release.
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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSIT GROUP, INC.



Date: June 26, 1998                       /s/ Philip A. Belyew
                                          --------------------
                                          Philip A. Belyew
                                          President and Chief Executive Officer